PRUDENTIAL FLEXGUARD 2.0
FLEXIBLE PREMIUM DEFERRED REGISTERED INDEX-LINKED ANNUITY (“B SERIES”)

PRUCO LIFE INSURANCE COMPANY

Supplement dated September 11, 2026
to Statement of Additional Information dated May 1, 2026

This Supplement should be read in conjunction with the current Statement of Additional Information (“SAI”) for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the SAI for the index-linked annuity you own and is not intended to be a prospectus or offer for any other annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information. If you have any questions or would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

Market Value Adjustment (MVA) Formula & Examples Update

This supplement is to inform you that an example in the “Market Value Adjustment (MVA) Formula & Examples” section of the SAI has been revised.

Effective immediately, Example 1 under the section “MARKET VALUE ADJUSTMENT (MVA) FORMULA & EXAMPLES” is deleted in its entirety and restated as follows:

EXAMPLE 1: FULL SURRENDER WITH NEGATIVE MVA

MVA Period End Date: 7/1/2030

Full Surrender Date: 7/1/2025
Derivative Asset Proxy for Index Strategies immediately prior to Full Surrender	$11,400.00
Fixed Income Asset Proxy for Index Strategies immediately prior to Full Surrender	$97,700.00
Fixed Income Asset Proxy for Fixed Account immediately prior to Full Surrender	$103,000.00
MVA Factor (a)	-2.39%
Surrender Charge for Full Surrender (b)	$16,000.00
Minimum Guaranteed Surrender Value (MGSV)	$90,125.00
MVA Floor for Fixed Account (c)	-$5,105.08
MVA Cap for Fixed Account (d)	$5,105.08
Full Surrender Requested	$212,100.00
MVA Amount applicable to Index Strategies (e)	-$2,338.48
MVA Amount applicable to Fixed Account (f)	-$2,465.33
Total MVA Amount for Full Surrender (g)	-$4,803.81
Net Withdrawal (h)	$191,296.19
a) MVA Factor [(1+A)/(1+B)] ^C where
A = 3.00%
B = 3.50%
C = (MVA Period End Date – Valuation Date)/365 = (1826)/365 = 5.0027
MVA Factor = [(1+3.00%)/ (1+3.50%)] ^5.0027 - 1 = -2.39%

FG20-2026SAI-SUP1

b) Maximum Surrender Charge for Full Surrender = Premiums in Surrender Charge × Surrender Charge Rate for each premium based on premium age = $200,000 × 8.00% = $16,000
c) MVA Floor for Fixed Account = MGSV – (Fixed Income Asset Proxy of the Fixed Account – Surrender Charges proportionally allocated to the Fixed Account based on the Fixed Account Value as a percentage of the total Account Value) = $90,125 -($103,000 - $16,000 × ($103,000/ $212,100)) = -$5,105.08
d) MVA Cap for Fixed Account = - MVA Floor for Fixed Account = $5,105.08
e) MVA Amount applicable to Index Strategies = Fixed Income Asset Proxy for Index Strategies × MVA Factor = $97,700 × (-2.39%) = -$2,338.48
f) MVA Amount applicable to Fixed Account = Min (MVA Cap, Max (Fixed Income Asset Proxy for Fixed Account × MVA Factor, MVA Floor)) = Min ($5,105.08, Max ($103,000 × (-2.39%), -$5,105.08)) = -$2,465.33
g) Total MVA Amount for Full Surrender = MVA Amount applicable to Index Strategies + MVA Amount applicable to Fixed Account = -$2,338.48 + (-$2,465.33) = -$4,803.81
h) Net Withdrawal = Amount Requested – Surrender Charges + MVA = $212,100 - $16,000 + (-$4,803.81) = $191,296.19

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

FG20-2026SAI-SUP1